UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2023

TRAQIQ, INC.

(Exact name of registrant as specified in charter)

California	000-56148	30-0580318
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1931 Austin Drive Troy, Michigan	48083
(Address of Principal Executive Offices)	(zip code)

(248) 775-7400

(Registrant’s telephone number, including area code)

14205 SE 37th Street, Suite 100, Bellevue, WA 98006

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	TRIQ	OTC QB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLAINATORY NOTE

On May 19, 2023, TraQiQ, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the consummation of its acquisition of Titan Trucking, LLC, a Michigan limited liability company (“Titan”). This Amendment No. 1 to the Original Form 8-K amends and supplements Item 9.01 of the Original Form 8-K to provide the historical audited financial statements of Titan and the unaudited pro form condensed combined financial information of the Company pursuant to Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to such items. Except as noted in this paragraph, no other information contained in the Original Form 8-K is amended or supplemented.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements for Titan required by Item 9.01(a) of Form 8-K are attached as Exhibit 99.1 and Exhibit 99.2 to this Amendment No.1 and incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed financial information for the Company required by Item 9.01(b) of Form 8-K is attached as Exhibit 99.3 to this Amendment No. 1 to the Original Form 8-K and incorporated herein by reference.

(c) Not applicable.

(d) Exhibits. The exhibits listed in the exhibit index below are being filed herewith.

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Freed Maxick CPAs, P.C., Independent Auditor for Titan Trucking, LLC and Subsidiary.

99.1	The audited Financial Statements of Titan Trucking, LLC and Subsidiary as of and for the years ended December 31, 2022 and 2021, and the related notes thereto.

99.2	The unaudited Financial Statements of Titan Trucking, LLC and Subsidiary as of and for the three months ended March 31, 2023, and the related notes thereto.

99.3	The unaudited Pro Forma Condensed Combined Financial Information of TraQiQ, Inc. as of and for the three months ended March 31, 2023, and the year ended December 31, 2022, and the related notes thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2023	TRAQIQ, INC.

	By:	/s/ Glen Miller
Glen Miller
Chief Executive Officer

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